Exhibit 10.4

                                PLEDGE AGREEMENT

            This PLEDGE AGREEMENT (as amended, modified or supplemented from time to time in accordance with its terms, the "Agreement"), dated as of January 26, 2002, is made by SF HOLDINGS GROUP, INC., a Delaware corporation, whose mailing address is 115 Stevens Avenue, Valhalla, New York 10595 (the "Grantor"), in favor of TCW/CRESCENT MEZZANINE, L.L.C., in its capacity as collateral agent for the purchasers (the "Purchasers") party to the Guaranty Agreement (as hereinafter defined) (the "Collateral Agent").

                                    RECITALS:

            A. The Grantor is a party to that certain Guaranty Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Guaranty Agreement"), between the Grantor, the Purchasers and the Collateral Agent. All terms, covenants, conditions, provisions and requirements of the Guaranty Agreement are incorporated by reference in this Agreement.

            B. The terms of the Guaranty Agreement require that the Grantor execute and deliver this Agreement in order to secure the payment and performance by the Grantor of all of its Obligations under the Guaranty Agreement and the Collateral Documents to which the Grantor is a party (collectively, the "Secured Obligations").

                                    AGREEMENT

            NOW, THEREFORE, in order to induce the Purchasers to purchase the Notes, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the Grantor hereby represents, warrants, covenants, agrees and pledges as follows:

            1. Definitions. This Agreement is the Pledge Agreement referred to in the Guaranty Agreement and is one of the Collateral Documents referred to therein. Terms defined in the Guaranty Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Guaranty Agreement as though set forth herein in full unless the context otherwise requires. In addition, the following terms shall have the meanings respectively set forth after each:

            "Bankruptcy Default" means a Default or Event of Default under Sections 10.01(a)(7) or 10.01(a)(8) of the Guaranty Agreement without giving effect to the passage of time.

            "Capital Stock" has the meaning assigned in the Guaranty Agreement.

            "Certificates" means all certificates, instruments or other documents now or hereafter representing or evidencing any Pledged Securities.


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            "Collateral Documents" means this Agreement and any other
agreements, instruments, financing statements or other documents that evidence or set forth the security interest of the Collateral Agent in the Pledged Collateral.

            "Default Rate" means the lesser of (a) the maximum rate of interest allowed by applicable law, and (b) two percent (2%) per annum in excess of the interest rate borne by the Notes.

            "Fonda" means The Fonda Group, Inc.

            "Intercompany Notes" means all intercompany notes issued in favor of the Grantor by any of the current and future Restricted Subsidiaries of the Grantor, including Fonda and Sweetheart.

            "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

            "Notes" have the meaning assigned in the Guaranty Agreement.

            "Payment Default" means a Default under Sections 10.01(a) of the Guaranty Agreement, without giving effect to any notice and/or cure periods.

            "Pledged Collateral" means any and all property of the Grantor now or hereafter pledged and delivered to the Collateral Agent pursuant to and under this Agreement, and includes without limitation the Pledged Securities, the Certificates representing or evidencing same, the Intercompany Notes, all Collateral Documents related thereto, any and all proceeds and products of any of the foregoing, and any and all collections, dividends, distributions, redemption payments or liquidation payments with respect to any of the foregoing.

            "Pledged Securities" means (i) prior to the refinancing of the Indebtedness evidenced by the 10 1/2% Senior Subordinated Notes due 2003 of Sweetheart Cup, (A) ninety percent (90%) of the issued and outstanding Capital Stock of Sweetheart, (B) forty-eight percent (48%) of the issued and outstanding Voting Stock of Sweetheart, (C) all of the issued and outstanding non-Voting Stock of Sweetheart, and (D) any and all issued and outstanding Capital Stock of Fonda, (ii) after the refinancing of the Indebtedness evidenced by the 10 1/2% Senior Subordinated Notes due 2003 of Sweetheart Cup, any and all issued and outstanding Capital Stock of each Restricted Subsidiary now or hereafter directly owned by Grantor, including Sweetheart and Fonda and their respective successors, (iii) any and all securities now or hereafter issued in substitution, exchange or replacement thereof, or with respect thereto, (iv) any and all warrants, options and other rights to subscribe to or acquire any additional Capital Stock of each Restricted Subsidiary owned by the Grantor, and
(v) any and all additional Capital Stock hereafter acquired by the Grantor in each Restricted Subsidiary.

            "Restricted Subsidiary" has the meaning assigned in the Guaranty Agreement.

            "Sweetheart" means Sweetheart Holdings Inc. and its subsidiaries.

            "Sweetheart Cup" means Sweetheart Cup Company, Inc., a Delaware corporation.

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            2. Creation of Security Interest.

               2.1. Pledge of Pledged Collateral. The Grantor hereby pledges and grants to the Collateral Agent a security interest in and to all Pledged Collateral owned by the Grantor together with all products, proceeds, dividends, redemption payments, liquidation payments, cash, instruments and other property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral. The security interest and pledge created by this Section shall continue in effect so long as any of the Secured Obligations are owed to the Collateral Agent.

               2.2. Delivery of Certain Pledged Collateral. On or before ten
(10) Business Days after the date hereof, the Grantor shall cause to be pledged and delivered to the Collateral Agent the following Pledged Collateral:

               (a) Certificates evidencing all issued and outstanding Pledged Securities; and

               (b) All issued and outstanding Intercompany Notes.

Additional Pledged Collateral may from time to time be delivered to the Collateral Agent by agreement between the Collateral Agent and the Grantor or as required by the Guaranty Agreement. All Certificates at any time delivered to the Collateral Agent shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall hold all Certificates pledged hereunder pursuant to this Agreement unless and until released in accordance with Sections
2.3 or 12 of this Agreement. The Intercompany Notes, when delivered and pledged to the Collateral Agent hereunder, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall hold the Intercompany Notes pursuant to this Agreement until released in accordance with Sections 2.3 or 12 of this Agreement, subject, however, to the provisions of Section 11 and other related provisions of this Agreement.

               2.3. Release of Pledged Collateral. Pledged Collateral that is required to be released from the pledge and security interest created by this Agreement in order to permit the Grantor to consummate any disposition of stock or assets, merger, consolidation, amalgamation, investment, acquisition, dividend or distribution that the Grantor is entitled to consummate pursuant to the Guaranty Agreement, shall be so released by the Collateral Agent at such times and to the extent necessary to permit the Grantor to consummate such permitted transactions promptly following the Collateral Agent's receipt of a written request therefore by the Grantor (which request shall be accompanied by all documentation required under the Guaranty Agreement in connection with such request) specifying the purpose for which release is requested and such further certificates or other documents as the Collateral Agent reasonably shall request in its discretion to confirm that the Grantor is permitted to consummate such permitted transaction together with any other documents as may be required under the Guaranty Agreement. Pledged Collateral that is required to be released from the pledge and security interest created by this Agreement with respect to any Restricted Subsidiary that the Board of

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Directors shall designate to be an Unrestricted Subsidiary in accordance with the provisions of the Guaranty Agreement shall be released in accordance with the foregoing provisions of this Section 2.3. Any request for any permitted release shall be transmitted to the Collateral Agent. Subject to the provisions of Section 11 and other related provisions of this Agreement, the Collateral Agent, at the expense of the Grantor, promptly shall redeliver all Certificates or other Pledged Collateral (other than cash) then subject to this Agreement and shall execute and deliver to the Grantor all documents requested by the Grantor, which documents shall be prepared by the Grantor, that are reasonably necessary to release Pledged Collateral of record whenever the Grantor shall be entitled to the release thereof in accordance with Section 12 of this Agreement or this
Section 2.3. Any such action taken by the Collateral Agent shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interests in the Pledged Collateral, and shall be at the expense of the Grantor. The Collateral Agent may conclusively rely on any certificate delivered to it by the Grantor stating that the execution of such documents and release of the Pledged Collateral is in accordance with and permitted by the terms of this Agreement and the Guaranty Agreement.

               2.4. Representations and Warranties Regarding Pledged Securities.

               (a) Schedule "A", annexed hereto and made a part hereof, sets forth with respect to the Grantor (i) the name of each Restricted Subsidiary of the Grantor and (ii) with respect to each such Restricted Subsidiary (x) the number of shares of each class of Capital Stock of such Subsidiary that is issued and outstanding and (y) the number of shares of each class of Capital Stock of such Subsidiary that is held by the Grantor.

               (b) As of the date hereof, except as set forth on Schedule "A" there are no other shares of Capital Stock required to be pledged to the Collateral Agent under the terms of this Agreement.

               (c) As of the date hereof, all of the Pledged Securities of each Restricted Subsidiary are free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance.

               2.5. Representations and Warranties Regarding Intercompany Notes.

               (a) Schedule "B", annexed hereto and made a part hereof, sets forth with respect to each Restricted Subsidiary of the Grantor the amount of each Intercompany Note of such Restricted Subsidiary that is issued and outstanding and that is held by the Grantor.

               (b) As of the date hereof, except as set forth on Schedule "B" there are no other Intercompany Notes required to be pledged to the Collateral Agent under the terms of this Agreement.

            3. Security for Obligations. This Agreement and the pledges and security interests granted herein secure the payment when due, in full in cash, and full performance of, all Secured Obligations now or hereafter existing under the Guaranty Agreement and the Collateral

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Documents, whether for principal, interest, premium, if any, fees, expenses or otherwise, including without limitation all obligations of the Grantor now or hereafter existing under this Agreement, and all interest that accrues or accretes on all or any part of any of the Secured Obligations after the filing of any petition or pleading against the Grantor for a proceeding under any Bankruptcy Law.

            4. Further Assurances. The Grantor agrees that at any time, and from time to time, at the expense of the Grantor, it will promptly prepare, execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including causing the Grantor's Restricted Subsidiaries to so execute, deliver, file or take other actions, that may be necessary or desirable, or that the Collateral Agent reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve and protect the Pledged Collateral, including, without limitation, payment prior to delinquency of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral. The Grantor hereby consents and agrees that the issuer of, or obligors on, the Pledged Collateral, or any registrar or transfer agent or trustee for any of the Pledged Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of the Collateral Agent to effect any transfer or exercise any right hereunder notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee. In addition to the extent permitted by applicable law, Grantor hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Grantor.

            5. Voting Rights; Dividends; etc. So long as no Bankruptcy Default, Payment Default or Event of Default under the Guaranty Agreement occurs and remains continuing:

               5.1. Voting Rights. The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Guaranty Agreement; provided, however, that the Grantor shall not exercise, or shall refrain from exercising, any such right if it would result in a Default or an Event of Default.

               5.2. Dividend and Distribution Rights. The Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Pledged Securities other than distributions required to be deposited with the Collateral Agent pursuant to the terms of the Guaranty Agreement; provided, however, that any and all such dividends or distributions received in the form of Capital Stock shall be, and the Certificates representing such Capital Stock forthwith shall be delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property of the Grantor and forthwith be delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

               5.3. Rights Pursuant to Pledged Collateral. Prior to the occurrence of a Bankruptcy Default, Payment Default or Event of Default, the Grantor shall have the sole power,

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right and authority to (a) make demands for payment under the Intercompany Notes and (b) exercise the rights and remedies provided for in the Intercompany Notes (provided that no holder of any Intercompany Note other than the Grantor shall be entitled to demand payment of any Intercompany Note prior to the acceleration of the obligations evidenced by the Notes pursuant to the Guaranty Agreement.)

            6. Rights During Event of Default. When a Bankruptcy Default, Payment Default or Event of Default has occurred and is continuing:

               6.1. Voting, Dividend and Distribution Rights. At the option of the Collateral Agent, all rights of the Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 5.1 above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2 above, shall cease upon one day's prior written notice to the Grantor, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive such dividends and distributions in accordance with the provisions of the Guaranty Agreement.

               6.2. Dividends and Distributions Held in Trust. All dividends and other distributions which are received by the Grantor contrary to the provisions of this Agreement or of the Guaranty Agreement shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and forthwith shall be paid over to the Collateral Agent for deposit in the Collateral Account as Pledged Collateral in the same form as so received (with any necessary endorsements) and held in the Collateral Account in accordance with the provisions of the Guaranty Agreement.

               6.3. Irrevocable Proxy. The Grantor hereby revokes all previous proxies with regard to the Pledged Securities and appoints the Collateral Agent as its proxyholder to attend and vote at any and all meetings of the shareholders of the corporation(s) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consent; provided, however, that (a) the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of a Bankruptcy Default, Payment Default or Event of Default, and (b) the Collateral Agent shall have given the notice to the Grantor specified by Section 6.1. The grantor hereby authorizes the Collateral Agent to substitute another person as the proxyholder and, upon the occurrence or during the continuance of any Bankruptcy Default, Payment Default or Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as all Secured Obligations have been paid and performed in full.

               6.4. Collections. All collections or other amounts received by the Grantor with respect to the Intercompany Notes or with respect to any security therefor following the occurrence and during the continuance of a Payment Default, a Bankruptcy Default or an

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Event of Default, or if any such collections or other amounts constitute funds required to be deposited with the Collateral Agent pursuant to the provisions of the Guaranty Agreement, shall be paid over to the Collateral Agent as provided in the Guaranty Agreement.

            7. Transfers and Other Liens. The Grantor agrees that, except as specifically permitted under the Guaranty Agreement and the Option Agreement, it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens in favor of the Collateral Agent, or (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of the Guaranty Agreement, this Agreement or any other Collateral Document.

            8. Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent as the Grantor's attorney-in-fact, effective upon and during the continuance of a Default or Event of Default, with full authority in the place and stead of the Grantor, and in the name of the Grantor, or otherwise, from time to time, in the Collateral Agent's sole and absolute discretion for the benefit of the Purchasers to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) to do any and every act which the Grantor is obligated to do under this Agreement and which the Grantor shall have failed to do; (c) to prepare, sign, file and record, in the Grantor's name, any financing statement covering the Pledged Collateral; and (d) to endorse and transfer all of the applicable portion of the Pledged Collateral upon foreclosure thereon by the Collateral Agent; provided, however, that the Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions, and the Collateral Agent shall have no liability or responsibility for any act (other than the Collateral Agent's own gross negligence or willful misconduct) or omission taken with respect thereto. The Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses, including attorneys' fees, incurred or expended by the Collateral Agent in exercising any right or taking any action under this Agreement, together with interest thereon at the Default Rate from the date incurred. The parties hereto agree that the Collateral Agent shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

            9. Collateral Agent May Perform Secured Obligations. If the Grantor fails to perform any Secured Obligation, and any applicable cure period has expired, the Collateral Agent may, but without any obligation to do so and without demand upon or prior notice to the Grantor, perform the same and take such other action as the Collateral Agent may deem necessary or desirable to protect the Pledged Collateral or the Collateral Agent's security interests therein, the Collateral Agent being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Lien which in the reasonable judgment of the Collateral Agent appears to be prior or superior to the Collateral Agent's security interests hereunder (other than Liens described in clauses (viii) of the definition of Permitted Liens in the Guaranty Agreement), and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees, all

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of which shall be deemed to be Secured Obligations at the expense of the grantor. The Collateral Agent shall notify the Grantor as soon as practicable of any such action taken by the Collateral Agent, provided that the failure of the Collateral Agent to so notify the Grantor shall not relieve the grantor of any of its obligations hereunder. The Grantor hereby agrees to repay upon demand all sums so expended by the Collateral Agent, together with interest at the Default Rate from the date incurred. Except as expressly set forth in Section 16.11 hereof, the Collateral Agent shall be under no duty or obligation to (i) preserve, maintain or protect the Pledged Collateral or any of the Grantor's rights or interest therein, (ii) exercise any voting rights with respect to the Pledged Collateral, whether or not a Bankruptcy Default, Payment Default or Event of Default has occurred or is continuing, or (iii) except as otherwise provided herein or in any other Collateral Document, make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of the Grantor or any other person having any interest therein; and the Collateral Agent does not assume and shall not be obligated to perform the obligations of the Grantor, if any, with respect to the Pledged Collateral.

            10. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral, or (iii) any act which does not constitute gross negligence.

            11. Events of Default and Remedies.

               11.1. The occurrence of any Event of Default under the Guaranty Agreement shall constitute an Event of Default under this Agreement.

               11.2. Rights Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor shall be in default hereunder and the Collateral Agent shall, except as otherwise expressly provided in the Series A Notes, have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that the Collateral Agent may have under this Agreement and under applicable Laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantor except such notice as may be specifically required herein:

               (a) to notify any issuer of any Pledged Securities, and any and all other obligors on any Pledged Collateral, that the same has been pledged to the Collateral Agent and that all dividends and other payments thereon are to be made directly and exclusively to the Collateral Agent; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or

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          otherwise liquidate, on terms acceptable to the Collateral Agent, in whole or in part, the Pledged Collateral and any amounts owing thereon or any guaranty or security therefor, and to give all consents, waivers and ratifications with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if the Collateral Agent were the owner thereof;

               (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in the Collateral Agent's name or in the name of the Grantor, all steps, actions, suits or proceedings deemed by the Collateral Agent necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

               (c) in accordance with applicable Laws, to take possession of the Pledged Collateral with or without judicial process;

               (d) to endorse, in the name of the Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

               (e) to transfer any or all of the Pledged Collateral into the name of the Collateral Agent or its nominee or nominees; and

               (f) in accordance with applicable Laws, to foreclose the Liens and security interests created under this Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or for future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Collateral Agent; all at the sole option of and in the sole discretion of the Collateral Agent.

               11.3. Notice of Sale. The Collateral Agent shall give the Grantor at least ten (10) days' written notice of any sale of all or any part of the Pledged Collateral. Any sale of the Pledged Collateral shall be held at such time or times and at such place or places as the Collateral Agent my determine in the exercise of its sole and absolute discretion. The Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase for the amount of the Collateral Agent or any nominee of the Collateral Agent the whole or any part of the Pledged Collateral. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the name was so adjourned.

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               11.4. Title of Purchasers. Upon consummation of any sale of
Pledged Collateral pursuant to this Section 11, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Collateral Agent shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by the Collateral Agent, and any Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof. The Collateral Agent shall incur no liability in case any such purchaser or purchasers shall fail to pay for the Pledged Collateral so sold, and, in the case of any such failure, the Pledged Collateral may be sold again upon like notice.

               11.5. Disposition of Proceeds of Sale. The cash proceeds resulting from the collection, liquidation, sale or other disposition of the Pledged Collateral shall be deposited in the Cash Collateral Account and be applied, first, to the costs and expenses (including attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; second, to the satisfaction of all Secured Obligations, with application as to any particular Secured Obligations to be in the order set forth in the Guaranty Agreement or as determined by the Collateral Agent; and third, any surplus remaining after the satisfaction of all Secured Obligations, to be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

               11.6. Option Agreement. Notwithstanding anything to the contrary set forth herein, in the event the Conversion Option granted under the Option Agreement is exercised by the Holders of the Series A Notes thereof in accordance with the terms thereof, the Collateral to be transferred to such Holders under the terms of the Option Agreement shall be transferred to such Holders free and clear of the Liens granted under this Agreement and the Collateral Agent shall take all actions required to release the Liens granted under this Agreement with respect to the Collateral transferred to such Holders pursuant to the exercise of the Conversion Option.

            12. Release of the Grantor. This Agreement and the Collateral Agent's security interest in the Pledged Collateral then subject to this Agreement shall be released (i) when all Secured Obligations have been paid in full in cash or otherwise performed in full or (ii) upon the request of Holders of at least eighty percent (80%) of the aggregate outstanding principal amount of the Notes, subject however, to the provisions of Section 11 and other related provisions of this Agreement. Upon such release of the Grantor's Pledged Collateral hereunder, the Collateral Agent shall return all Certificates representing the Pledged Collateral then subject to this Agreement to the Grantor and shall prepare, endorse, execute, deliver, record and file all instruments and documents, which shall be prepared by the Grantor and do all other acts and things, reasonably required for the return of the Pledged Collateral to the Grantor and to evidence or document the release of the Collateral Agent's interests arising under this Agreement, all as requested by, and at the expense of, the Grantor. In addition to the foregoing, the Grantor shall have the release rights set forth in Section 2.3. Any such action taken by the Collateral Agent shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Pledged Collateral, and shall be at the expense of the Grantor. The Collateral Agent may conclusively rely on any certificate delivered to it by the Grantor stating that the execution of such documents and release of the Pledged Collateral is in accordance with and permitted by the terms of this Agreement and the Guaranty Agreement.

            13. Covenant Not to Issue Uncertificated Securities. The Grantor represents and warrants to the Collateral Agent that all of the Capital Stock issued by its Restricted Subsidiaries is in certificated form and covenants to the Collateral Agent that it will not cause or permit any Restricted Subsidiary to issue any Capital Stock in uncertificated form or seek to convert all or any part of its existing common stock into uncertificated form.

            14. Covenant Not to Dilute Interests of the Collateral Agent in Pledged Securities. The Grantor represents, warrants and covenants to the Collateral Agent that it will not at any time cause or permit any of its Restricted Subsidiaries to issue any additional Capital Stock or any warrants, options, or other rights to acquire any additional Capital Stock, if the effect thereof would be to dilute in any way the interests of the Collateral Agent in any Pledged Securities.

            15. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Grantor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Guaranty Agreement and neither the Collateral Agent nor any Purchaser shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Purchaser would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            16. General Provisions.

               16.1 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner provided in and delivered to the Grantor at the address set forth in the Guaranty Agreement

               16.2 No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of the Grantor or any subsidiary of the Grantor. No such pledge, security or debt agreement may be used to interpret this Agreement.

               16.3 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

               16.4 Headings. The headings in this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

               16.5 Counterpart Originals. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

               16.6 Benefits of Agreement; Successors and Assigns. Nothing in this Agreement, express or implied, shall give to any person, other than the Collateral Agent, the Purchasers and their respective successors, transferees and assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be binding upon the Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Purchasers and their respective successors, transferees and assigns. The Grantor shall not, without the prior written consent of the Collateral Agent, assign any rights, duties or obligations under this Agreement.

               16.7 Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any Purchaser in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Purchaser upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Grantor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

               16.8 Survival of Provisions. All representations, warranties and covenants of the Grantor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance of the Secured Obligations.

               16.9 Waivers. The Grantor waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Grantor might otherwise be entitled, except as otherwise expressly provided herein or in the Guaranty Agreement.

               16.10 Authority of the Collateral Agent. (i) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advise of counsel concerning all such matters. Neither the Collateral

Agent, any director, officer, employee, attorney or agent of the Collateral Agent nor the Purchasers shall be liable to the Grantor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Collateral Agent be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

               (ii) The Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Purchasers, be governed by the Guaranty Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Purchasers with full and valid authority so to act or refrain from acting, and the Grantor shall not be obligated or entitled to make any inquiry respecting such authority.

               16.11 No Duty. The powers conferred on the Collateral Agent and the Purchasers hereunder are solely to protect their interests in the Pledged Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Pledged Collateral that may come into its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Collateral Agent shall be deemed to exercise reasonable care in the custody and preservation of the Pledged Collateral if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords similar property in similar situations, it being understood that the Collateral Agent shall have no responsibility or liability for the collection of any proceeds of any Pledged Collateral or by reason of any invalidity, lack of value or uncollectibility of any of the payments received by it from obligors or otherwise.

               16.12 Payment of Fees and Expenses. The Grantor will upon demand pay to the Collateral Agent, or advance if requested, without duplication, the amount of any and all expenses with interest thereof at the Default Rate from the date incurred, including, without limitation, the fees and disbursements of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

               16.13 Final Expression. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

               16.14 Grantor Remains Liable; Obligations Absolute. (i) Anything herein to the contrary notwithstanding: (a) the Grantor shall remain liable under any Intercompany Notes (and any documents related thereto) included in the Pledged Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Intercompany Notes (and any documents related thereto) included in the Pledged Collateral, and (c) the Collateral Agent shall not have any obligation or liability under any Intercompany Notes (and any documents related thereto) included in the Pledged Collateral by reason of this Agreement; nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

               (iii) All obligations of the Grantor hereunder shall be absolute and unconditional irrespective of:

                     (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor or any Restricted Subsidiary;

                     (b) any lack of validity or enforceability of the Guaranty Agreement or any other Collateral Document, or any other agreement or instrument relating thereto;

                     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Guaranty Agreement or any other Collateral Document, or any other agreement or instrument relating thereto;

                     (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

                     (e) any exercise or non-exercise, or any waiver of any rights, remedy, power or privilege under or in respect of this Agreement or any other Collateral Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 15 hereof or the provisions of such other Collateral Document; or

                     (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Grantor.

               16.15 Rights of Purchasers. No Purchaser shall have any independent rights hereunder other than those rights granted to individual Purchasers pursuant to the Guaranty Agreement; provided that nothing in this
Section 16.15 shall limit any rights granted to the Collateral Agent under the Notes, the Guaranty Agreement or the Collateral Documents.

               16.16 Liens; Setoff. The Grantor hereby grants to the Collateral Agent a continuing Lien for all of the Secured obligations upon any and all monies, securities, and other property of the Grantor, now or hereafter held or received by or in transit to, the Collateral Agent, from or for the Grantor. Without implying any limitation on any other rights the Collateral Agent may have under the Collateral Documents or applicable Laws, during the continuance of an Event of Default, the Collateral Agent is hereby authorized by the Grantor at any time and from time to time, without notice to the Grantor, to offset and apply to all or any part of the Secured Obligation then outstanding (whether or not then due) all moneys, credits and other property of any nature whatsoever of the Grantor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or one deposit with, the Collateral Agent or any Affiliate of the Collateral Agent, all in such order and manner as shall be determined by the Collateral Agent in its sole and absolute discretion.

            17. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Damages.

            (I) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE GRANTOR AND THE COLLATERAL AGENT ON BEHALF OF THE PURCHASERS IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

            (II) THE GRANTOR AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS CAPACITY AS THE COLLATERAL AGENT OR IN THE NAME AND ON BEHALF OF ANY PURCHASER(S), HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

            (III) THE GRANTOR AND THE COLLATERAL AGENT EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING DISPUTES, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY

DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

            (IV) THE GRANTOR AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY PURCHASER SHALL HAVE ANY LIABILITY TO THE GRANTOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE GRANTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR SUCH PURCHASER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH PURCHASER, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            (V) THE GRANTOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY PURCHASER OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE PLEDGED COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE PLEDGED COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS. THE GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY PURCHASER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON PLEDGED COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY PURCHASER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT AMONG THE GRANTOR ON THE ONE HAND AND THE COLLATERAL AGENT AND/OR THE PURCHASERS ON THE OTHER HAND.



                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                          "Grantor"

                                          SF HOLDINGS GROUP, INC.


                                          By: /s/ Hans H. Heinsen
                                              ---------------------------
                                          Name:  Hans H. Heinsen
                                          Title: Senior Vice President


"Collateral Agent"

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

TCW/CRESCENT MEZZANINE, L.L.C.,
as Collateral Agent


By: /s/ Timothy P. Costello
   -----------------------------
Name:  Timothy P. Costello
Title: Managing Director

                                  SCHEDULE "A"

              Pledged Securities: Stock of Restricted Subsidiaries


                           Number of Shares of         Number of Shares of
Restricted                 Each Class of Issued &      Each Class of Capital
Subsidiary                 Outstanding Capital Stock   Stock Held by Grantor
----------                 -------------------------   ---------------------

The Fonda Group, Inc.       100 shares of Common       100 shares of Common
                            Stock, par value $.001     Stock, par value $.001

Sweetheart Holdings, Inc.   1,046,000 shares of        502,080 shares of
                            Sweetheart Class A         Sweetheart Class A
                            Common Stock               Common Stock

Sweetheart Holdings, Inc.   4,393,200 shares of        4,393,200 shares of
                            Sweetheart Class B         Sweetheart Class B
                            Common Stock               Common Stock

                                  SCHEDULE "B"

                  Intercompany Notes of Restricted Subsidiaries


                              Amount of Each Issued and
Restricted Subsidiary         Outstanding Intercompany Note
---------------------         -----------------------------

The Fonda Group, Inc.          None.

Sweetheart Holdings, Inc.      None.